UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023

Laser Photonics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-56166	84-3628771
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 N. Keller Rd. Suite G Orlando, FL	32810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 804-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	LASE	The NASDAQ Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 20, 2023, Jade Barnwell resigned as Chief Financial Officer of the registrant (“Laser Photonics”). Kevin Ploche, who was hired by Jade Barnwell and is currently serving as Comptroller of Fonon Corporation, an affiliate of Laser Photonics, will serve as the Principal Financial and Accounting Officer of Laser Photonics until Laser Photonics finds a new Chief Financial Officer to replace Jade Barnwell .

Item 9.01 Financial Statements and Exhibits.

Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 26, 2023	LASER PHOTONICS CORPORATION

	By:	/s/ Wayne Tupuola
Wayne Tupuola
CEO

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